                                   EXHIBIT 21
                              LIST OF SUBSIDIARIES

                       SUBSIDIARIES OF APPLERA CORPORATION
                       -----------------------------------

                                                                                      State or Jurisdiction
   Name                                                                         of Incorporation or Organization
---------                                                                       --------------------------------
PE Corporation (NY)                                                             (New York, USA)
   Applera Overseas Corporation                                                 (New York, USA)
            Applied Biosystems Pty Ltd.                                         (Australia)
            Applied Biosystems (Canada) Limited                                 (Canada)
                 Applied Biosystems/MDS Sciex Instruments*                      (Canada)
            Applied Biosystems Taiwan Corporation                               (Delaware, USA)
            Applied Biosystems (Thailand) Limited                               (Thailand)
            Applera AG                                                          (Switzerland)
            Applera France S.A.                                                 (France)
            PE (Sweden) AB                                                      (Sweden)
                 Perkin-Elmer AB                                                (Sweden)
                     Applied Biosystems OY                                      (Finland)
            Applera Holding BV                                                  (The Netherlands)
                 Applera Finance BV                                             (The Netherlands)
                     Nelson Analytical GmbH                                     (Germany)
                     Applera Europe BV                                          (The Netherlands)
                          Applied Biosystems Holdings Limited                   (UK)
                              Perkin-Elmer (UK) Pension Trustees Limited        (UK)
                              Applied Biosystems Ltd                            (UK)
                              Applera Limited                                   (UK)
                 Applera Polska Sp.zo.o.                                        (Poland)
                 Applera Magyarorszag Kft                                       (Hungary)
                 PE Czech Republic s.r.o.                                       (Czech Republic)
                 Agrogene S.A.**                                                (France)
                 PE Genscope GmbH                                               (Switzerland)
            Spartan Ltd.***                                                     (Channel Isles)
                 Listronagh Company                                             (Ireland)
            Applied Biosystems Asia Pte. Ltd.                                   (Singapore)
                 Applied Biosystems Malaysia Sdn. Bhd.                          (Malaysia)
            Applera Holding GmbH                                                (Germany)
                 Applera South Africa (PTY) Limited                             (South Africa)
                 Bodenseewerk Perkin-Elmer GmbH                                 (Germany)
                 Applera Austria Handels GmbH                                   (Austria)
            Applied Biosystems Hong Kong, Ltd.                                  (Hong Kong)
            Applied Biosystems do Brasil Ltda.                                  (Brazil)
            PE Biosystems ZAO                                                   (Russia)
            Applied Biosystems Korea LLC                                        (Korea)

                       SUBSIDIARIES OF APPLERA CORPORATION
                       -----------------------------------

                                                                                      State or Jurisdiction
   Name                                                                         of Incorporation or Organization
---------                                                                       --------------------------------
PE Corporation (NY), cont'd.
    Applera International, Inc.                                                 (Delaware, USA)
    Applied Biosystems Korea Corporation                                        (Korea)
    Applied Biosystems de Mexico S. de R.L. de C.V.                             (Mexico)
    Perkin-Elmer Overseas Ltd. (Inactive)                                       (Cayman Islands)
    Applera Insurance Company Limited                                           (Bermuda)
    Applied Biosystems China, Inc.                                              (Delaware, USA)
    PE FSC, Inc.                                                                (U.S.Virgin Islands)
    Applera Hispania SA                                                         (Spain)
    GenScope, Inc.                                                              (Delaware, USA)
    PE AgGen, Inc.                                                              (Utah, USA)
    PerSeptive Biosystems, Inc.                                                 (Delaware, USA)
         Applera Deutschland GmbH                                               (Germany)
         Applied Biosystems Japan, Ltd.                                         (Japan)
         PerSeptive Biosystems (UK) Ltd.                                        (UK)
         PerSeptive Biosystems (Canada) Ltd.                                    (Canada)
    GC Biotechnologies LLC +                                                    (Delaware, USA)
         Shanghai GeneCore Biotechnologies Company, Ltd.                        (China)
Paracel, Inc.                                                                   (California, USA)


-----------
Note: Persons directly owned by subsidiaries of Applera Corporation are indented and listed below their immediate parent.

*   50% ownership
**  49% ownership
*** 51% ownership by Applera Overseas Corporation, 49% by Applera Europe BV
+   95% ownership

Note: Applera Corporation conducts its business through its Applied Biosystems Group, its Celera Genomics Group, and its Celera Diagnostics joint venture between these two groups. Applera Corporation's wholly owned subsidiaries may from time to time conduct business under the names of these business units.